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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF JUNE 15, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-2)


                        Financial Asset Securities Corp.
             (Exact name of registrant as specified in its charter)
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
           Delaware                          333-111379                 06-1442101
 ----------------------------------         --------------             ------------------------
(State or Other Jurisdiction                 (Commission               (I.R.S. Employer
of Incorporation)                            File Number)              Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                        06830
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-

Item 5.  Other Events
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Description of the Certificates and the Mortgage Pool

         As of the date hereof, Financial Asset Securities Corp. (the
"Registrant") has caused to be filed with the Securities and Exchange Commission
(the "Commission") pursuant to the Commission's Rule 424 a Prospectus
Supplement, dated June 28, 2004 to its Prospectus, dated April 23, 2004 in connection with the Registrant's issuance of a series of certificates, entitled
Equifirst Mortgage Loan Trust 2004-2, Asset-Backed Certificates, Series 2004-2
(the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 15, 2004, among the Registrant as depositor, Saxon
Mortgage Services, Inc. as servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2004-2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage
Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (an "Underwriter") has advised the
Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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                                       -3-

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                (a) Not applicable

                (b) Not applicable

                (c) Exhibits

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
         Exhibit No.                                  Description
         ----------                                   -----------
             99.1                   Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of Equifirst Mortgage Loan Trust 2004-2, Asset-Backed
                                    Certificates, Series 2004-2.





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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2004

                                                FINANCIAL ASSET SECURITIES CORP.


                                                By:   /s/ Frank Skibo
                                                   -----------------------------
                                                   Name: Frank Skibo
                                                   Title: Senior Vice President





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                                Index to Exhibits
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
                                                                                       Sequentially
     Exhibit No.                        Description                                    Numbered Page
     -----------                       -----------                                     -------------
        99.1           Computational Materials (as defined in Item 5) that                   P
                       have been provided by Greenwich Capital Markets,
                       Inc. to certain prospective purchasers of Equifirst
                       Mortgage Loan Trust 2004-2, Asset-Backed
                       Certificates, Series 2004-2.











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                                  EXHIBIT 99.1
                                [Filed By Paper]